SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

RANGER FUNDS INVESTMENT TRUST

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Ranger Funds Investment Trust

2828 N. Harwood Street, Suite 1600

Dallas, Texas 75201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 3, 2014

The Board of Trustees of Ranger Funds Investment Trust, an open-end investment management company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the Trust (the "Meeting"), to be held at the offices of Ranger Funds Investment Trust, 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201 on March 3, 2014 at 10:00 a.m., Central Time, for the following purposes:

Proposals	Funds Voting	Recommendation of the Board of Trustees
1. To elect Benjamin C. Bell, Jr. to the Board of Trustees of the Trust.	All Funds	FOR

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	Each Fund	FOR

Only shareholders of record at the close of business on January 9, 2014 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about January 27, 2014.

By Order of the Board of Trustees

Kenneth Scott Canon, President

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope.  You also may vote by email by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.  For more information or assistance with voting, please call 1-888-987-5210.

Ranger Funds Investment Trust

2828 N. Harwood Street, Suite 1600

Dallas, Texas 75201

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 3, 2014

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Ranger Funds Investment Trust (the "Trust") for use at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the offices of Ranger Funds Investment Trust, 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201 on March 3, 2014 at 10:00 a.m., Central Time, and at any and all adjournments thereof.  The Trust is soliciting proxies on behalf of the Ranger Small Cap Fund and the Ranger Quest for Income & Growth Fund (the “Ranger Funds” or the “Funds”), each a series of the Trust.

The Board called the Meeting for the following purposes:

Proposals	Funds Voting
1. To elect Benjamin C. Bell, Jr. to the Board of Trustees of the Trust.	All Funds
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	Each Fund

The Meeting has been called by the Board of Trustees of the Trust for the election of a new Trustee to the Board of Trustees.  The Meeting also has been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof.  Only shareholders of record at the close of business on January 9, 2014 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at http://www.rangerfunds.com/public/docs/Proxy.pdf.  The Trust's Proxy Statement and annual and semi-annual reports are available by calling 1-888-987-5210.

PROPOSAL 1

ELECTION OF TRUSTEE

In this proposal, shareholders of the Funds are being asked to elect Benjamin C. Bell, Jr. to the Board of Trustees of the Trust (the “Board”).  Mr. Bell has agreed to serve on the Board of Trustees for an indefinite term if elected.

Mr. Bell was nominated for election to the Board by the Nominating Committee (the "Committee"), an ad hoc committee of the Board.  The Committee consists of two current Trustees, Curtis A. Hite and James F. McCain, each of whom is not an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as revised (the “1940 Act”) (referred to hereafter as "Independent Trustees").  An officer of the Trust recommended Mr. Bell's nomination to the Board of Trustees.

At a meeting held on June 19, 2013, the Committee recommended to the Board that Mr. Bell be nominated for election to the Board of Trustees.  The Board approved the nomination.  If elected, Mr. Bell will be considered an Independent Trustee, and will assume office on or about March 3, 2014.

Information about the Nominee

Below is information about Mr. Bell and the attributes that qualifies him to serve as a Trustee.  The information provided below is not all-inclusive.  Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that Mr. Bell’s experience and education makes him highly qualified.

New Trustee Nominee

Generally, the Board believes that Mr. Bell is competent to serve because of his overall merits. The Board believes Mr. Bell possesses experiences, qualifications, and skills valuable to the Funds, and has substantial business experience, effective leadership skills and ability to critically review, evaluate and assess information. The Board concluded, upon the recommendation of the Nominating Committee, that Mr. Bell is qualified to serve as a Trustee of the Trust because he has nearly 20 years of experience in the financial services industry serving in various leadership and investment advisory roles.  Currently the Managing Member of William K. Woodruff & Co, LLC and CEO of Christmas Morning Interests, Inc., investment management firms, Mr. Bell possesses deep expertise in fund operations, and investment strategy and management.  Mr. Bell possesses a strong understanding of generally accepted accounting principles (“GAAP”) and the related internal controls and procedures necessary for financial reporting.  He has experience preparing, auditing and evaluating financial statements.  Mr. Bell holds an MBA in Finance from The Wharton School at the University of Pennsylvania, and a BS in Engineering Science and Sociology from Vanderbilt University.  These experiences and educational background were favorable factors in determining that Mr. Bell should be elected to the Board.  Mr. Bell would be considered an Independent Trustee.

Additional information about Mr. Bell is set forth in the following table:

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex** Overseen/to be Overseen by Nominee	Other Trusteeships Held by Nominee During the Past 5 Years
Benjamin C. Bell, Jr. Year of Birth: 1959	Independent Trustee Nominee	N/A – nominee	Managing Member, William K. Woodruff & Co, LLC (since 2009); CEO, Christmas Morning Interests, Inc. (since 1997) CEO, Brazos Capital Management (2003-2009)	4	None

* The mailing address of the Nominee is c/o 2828 N. Harwood Street, Suite 1600, Dallas, Texas  75201.

** The term “Fund Complex” refers to the Trust which includes Ranger Small Cap Fund, Ranger Mid Cap Fund, Ranger International Fund and Ranger Quest for Income and Growth Fund.  The Ranger Mid Cap Fund and Ranger International Fund are not currently available for sale.

Additional information about the officers of the Trust is set forth in the following table:

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex** Overseen	Other Trusteeships Held During the Past 5 Years
Kenneth Scott Canon Year of Birth: 1962	President	September 2011 – present	President, Ranger Capital Group Holdings, L.P. (since 2001).	N/A	None
Nimrod J. Hacker Year of Birth: 1968	Secretary	September 2011 – present	General Counsel, Ranger Capital Group Holdings, L.P. (since 2001).	N/A	None
Thomas E. Burson Year of Birth: 1960	Chief Compliance Officer	September 2011 – present

Chief Compliance Officer, Ranger Investment Management, L.P. (since 2004);  Chief Compliance Officer, Ranger International Management (TX), L.P. (since 2010); Chief Compliance Officer, Ranger International Management, L.P. (since 2010); Chief Compliance Officer, Ranger Advisors, L.P. (since 2004).

				N/A	None
Joseph W. Thompson Year of Birth: 1959	Chief Financial Officer	September 2011 – present	COO/CFO, Ranger Capital Group Holdings, L.P. (since 2002).	N/A	None

* The mailing address of the Nominee is c/o 2828 N. Harwood Street, Suite 1600, Dallas, Texas  75201.

** The term “Fund Complex” refers to the Trust which includes Ranger Small Cap Fund, Ranger Mid Cap Fund, Ranger International Fund and Ranger Quest for Income and Growth Fund.  The Ranger Mid Cap Fund and Ranger International Fund are not currently available for sale.

Current Trustees

The following tables provide information regarding the current Trustees:

Independent Trustees

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
James F. McCain Year of Birth: 1951	Independent Trustee	September 2011 – present	Chief Compliance Officer, SteelPath Capital Management LLC and SteelPath Fund Advisors, LLC; Chief Compliance Officer and Anti-Money Laundering Officer, SteelPath MLP Funds Trust (since 2010); Chief Compliance Officer, Brazos Capital Management; Chief Compliance Officer, Secretary and Anti-Money Laundering Officer, PineBridge Mutual Funds (2007–2010); Chief Compliance Officer, G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds (2004–2007).	4	None
Curtis A. Hite Year of Birth: 1969	Independent Trustee	September 2011 - present	CEO, Improving Enterprises (since 2007) (technology consulting); CEO, Valtech Technologies (2000–2006) (technology consulting).	4	None
Jason Christopher Elliott Year of Birth: 1970	Interested Trustee, Chairman	September 2011 - present	Manager, Ranger Capital Group, L.L.C. (since 2005); Director, Fiberforge (since 2000) (carbon fiber technology).	4	None

Interested Trustee

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
Jason Christopher Elliott*** Year of Birth: 1970	Interested Trustee, Chairman	September 2011 - present	Manager, Ranger Capital Group, L.L.C. (since 2005); Director, Fiberforge (since 2000) (carbon fiber technology).	4	None

*The mailing address of each Trustee and the Nominee is c/o 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201.

** The term “Fund Complex” refers to the Trust which includes Ranger Small Cap Fund, Ranger Mid Cap Fund, Ranger International Fund and Ranger Quest for Income and Growth Fund.  The Ranger Mid Cap Fund and Ranger International Fund are not currently available for sale.

***Mr. Elliott is an interested person by virtue of his indirect interest in the Trust’s investment advisers and sub-adviser.

The following table shows the dollar range of the shares beneficially owned by Mr. Bell and each incumbent Trustee as of January 9, 2014.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust.[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies
James F. McCain	$0	$0
Curtis A. Hite	$0	$0
Jason C. Elliott	$0	$0
Benjamin C. Bell	$0	$0

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

Trustee Compensation

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended July 31, 2013.

Name and Position	Aggregate Compensation from the Funds for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees by the Funds for Service to Trust and Trust Complex
James F. McCain	$2,500	$0	$0	$2,500
Curtis A. Hite	$2,500	$0	$0	$2,500
Jason C. Elliott	$0	$0	$0	$0

Leadership Structure and Board of Trustees

The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged service providers to manage and/or administer the day-to-day operations of the Funds and is responsible for overseeing such service providers.  The Trustees also have engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust.  In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board is currently composed of three Trustees, two of whom are Independent Trustees. The Chairman of the Board is an interested person by virtue of his indirect interest in the Trust’s investment advisers and sub-adviser. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.

The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting and no less than quarterly.   The Independent Trustees meet separately in an executive session, generally on a quarterly basis, and meet separately in executive session with the Trust's Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure.

Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Oversight of Risk

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Board Committees

The Trust has an Audit Committee with a separate chair.  The Audit Committee consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee met two times during the last fiscal year.

The Trust does not have a Nominating Committee, but the Audit Committee members perform the duties of a nominating committee when and if necessary.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote "FOR" the election of Mr. Bell to the Board of Trustees.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a series of Ranger Funds Investment Trust, an open-end investment management company organized as a Delaware statutory trust on June 21, 2011. The Trust is governed by the Board.  Each Fund is a diversified series of the Trust and each Fund offers two classes of shares—Investor Class shares and Institutional Class shares.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  The Trust currently retains Ranger Investment Management, L.P., 2828 N. Harwood Street, Suite 1600, Dallas, TX 75201, which serves as investment adviser to the Ranger Small Cap Fund.  Ranger International Management (TX), LP, 2828 N. Harwood Street, Suite 1600, Dallas, TX 75201, serves as investment adviser to the Ranger Quest for Income and Growth Fund.  Mutual Shareholder Services, LLC, 8000 Town Centre Drive Suite 400, Broadview Heights, OH 44147, is the Trust’s transfer agent and fund accountant.  U.S. Bank, N.A., is the Funds’ custodian.  Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, serves as the principal underwriter and national distributor for the Trust.

THE PROXY

The Board of Trustees is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy card for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the election of Mr. Bell, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Name of Fund	Shares Outstanding
Ranger Small Cap Fund	1,101,519.52
Ranger Quest for Income & Growth Fund	1,333,795.46

Only shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  The presence, in person or by proxy, of the holders of a majority of the shares of a Fund entitled to vote is necessary to constitute a quorum at the Meeting.

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, a vacant Trustee position is filled by the nominee who receives the largest number of votes, with no majority approval requirement, until all vacancies are filled.

Abstentions and "broker non-votes" (i.e. shares held by brokers or the nominee, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  Under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, such shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of special meetings).  The NYSE does not consider the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholder's rights or privileges.  Consequently, brokers holding shares of the Fund on behalf of clients may vote on the proposals absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominee.  Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum and votes against a proposal.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion.  Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.  In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders.  At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed.  If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.  The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Trust’s management, as of the Record Date, the following shareholders were owners of record or beneficial owners, because they possessed voting or investment power with respect to such shares, of 5% or more of the outstanding shares of the Funds listed:

Name of Fund	Shareholder Name and Address	Share Amount in Class	Percentage of Outstanding Shares of the Class	Share Amount in Fund	Percentage of Outstanding Shares of the Fund
Ranger Small Cap Fund – Institutional Class	R.E. Smith Sub S Trust as holder of record for various beneficiaries Houston, TX 77027	605,531.65	54.97%	605,531.65	54.97%
Ranger Small Cap Fund – Institutional Class	NFS LLC FBO Exclusive Benefit Customer 499 Washington Blvd. Jersey City, NJ 07310	255,907.30	23.23%	255,907.30	23.23%
Ranger Small Cap Fund – Institutional Class	T. Rowe Price Retirement Plan Services FBO Retirement Plan Clients 4515 Painters Mill Rd. Owings Mill, MD 21117	64,740.42	5.88%	64,740.42	5.88%
Ranger Small Cap Fund – Institutional Class	ING National Trust Trustee, ING National Trust 30 Braintree Hill Office Park Braintree, MA 02184	64,024.60	5.81%	64,024.60	5.81%
Ranger Quest for Income & Growth Fund – Institutional Class	Charles Schwab & Co. Inc. 9601 E. Panorama Circle Englewood, CA 80112	863,255.68	75.06%	1,046,998.86*	78.49%*
Ranger Quest for Income & Growth Fund – Institutional Class	NFS LLC FBO Exclusive Benefit Customer 499 Washington Blvd. Jersey City, NJ 07310	117,826.94%	10.25%	117,826.94	10.25%
Ranger Quest for Income & Growth Fund – Institutional Class	Pershing LLC as holder of record for various beneficiaries PO Box 2052 Jersey City, NJ 07903	82,742.24%	7.19%%	84,742.25	7.19%
Ranger Quest for Income & Growth Fund – Investor Class	Charles Schwab & Co. Inc. 9601 E. Panorama Circle Englewood, CA 80112	183,743.18	100%	1,046,998.86*	78.49%*

*Combined total for Charles Schwab & Co., Inc.

Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As of the Record Date, the R.E. Smith Sub S Trust is deemed to control the Ranger Small Cap Fund by virtue of its voting authority over the Fund shares held by it with respect to 54.97% of the outstanding shares of the Ranger Small Cap Fund.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, neither any of the Trustees or officers of the Trust, nor the Nominee as a group owned more than 1% of the outstanding shares of any Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Secretary, Ranger Funds Investment Trust, 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201.  Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee Nominee recommended by shareholders.  The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this proxy solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting, which is anticipated to total between $2,000 and $3,000, will be borne by the Trust.  In addition to solicitation by mail, solicitations also may be made by email, facsimile transmission ("fax") or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward proxy materials to the beneficial owners of the shares of record.  Broker/dealer firms, custodians, nominee, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation.  In addition officers and employees of the advisers and their affiliates may, without compensation from the Trust, conduct additional solicitations by telephone, fax, email and personal interviews.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Ranger Funds Investment Trust, 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201.

DELIVERY OF PROXY STATEMENT

If you and another shareholder share the same address, the Trust may send only one Proxy Statement unless you or the shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-888-987-5210 or write to Ranger Funds Investment Trust, 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at http://www.rangerfunds.com/public/docs/Proxy.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

KENNETH SCOTT CANON

President

Dated January 27, 2014

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  YOU MAY ALSO VOTE BY EMAIL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-888-987-5210.

Ranger Funds Investment Trust

2828 N. Harwood Street, Suite 1600

Dallas, Texas 75201

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD March 3, 2014

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kenneth Scott Cannon, Nimrod J. Hacker and Joseph W. Thompson, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Ranger Funds Investment Trust (the “Trust”) to be held at the offices of the Trust, 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201 on March 3, 2014 at 10:00 a.m., Central time, and at any and all adjournments thereof, all shares of beneficial interest of the Trust, on the proposals set forth regarding the approval of: (i) the election of Benjamin C. Bell, Jr. to the Board of Trustees of the Trust and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE ELECTION OF BENJAMIN C. BELL, JR. TO THE BOARD OF TRUSTEES OF THE TRUST (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

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                                                                                                          Signature                                            Date

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                                                                                                         Signature of Joint Shareholder            Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To elect Benjamin C. Bell, Jr. to the Board of Trustees of the Trust.	□	□	□

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A copy of the Proxy Statement and sample Proxy Ballot are available online at: http://www.rangerfunds.com/public/docs/Proxy.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR EMAIL A COPY OF YOUR SIGNED AND DATED PROXY TO PROXYVOTE@RANGERFUNDS.COM.